Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2151
Energy Portfolio 2021-3

 INVESCO UNIT TRUSTS, SERIES 2154
Inflation Hedge Portfolio 2021-3

 INVESCO UNIT TRUSTS, SERIES 2158
The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-4

Supplement to the Prospectuses

Effective October 4, 2021, Cabot Oil & Gas Corporation (ticker: COG), following its merger with Cimarex Energy Co., has changed its name to Coterra Energy Inc. (ticker: CTRA). As a result, effective immediately, all references to Cabot Oil & Gas Corporation in each Portfolio’s prospectus are replaced with Coterra Energy Inc.

Supplement Dated:  October 4, 2021